Exhibit 99.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

Tanner's Restaurant Group Inc:

     We have issued our report, dated 9 August 2000, accompanying the financial statements of Fone.com Limited, for the period from inception to March 31 2000, which report is included in this amendment to a current report on Form 8-K for Tanner's Restaurant Group Inc. We hereby expressly consent to the incorporation by reference of said report in the Registration Statement of Tanner's Restaurant Group Inc (formerly Harvest Restaurant Group Inc) on Form S-8 (File 333-65719).

By  /s/ Chantrey Vellacott DFK
------------------------------
Chantrey Vellacott DFK

London, England

14 August 2000